UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 13, 2007

Date of Report (Date of earliest event reported)
Salton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14857	36-3777824

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 W. Field Court, Lake Forest, Illinois 60045

(Address of principal executive offices)      (Zip Code)
(847) 803-4600

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Form 8-K/A is being filed to amend and restate the first sentence of the second paragraph of Item 4.01 hereof and to file Exhibit 16.1 hereto.
Item 1.01 Entry into a Material Definitive Agreement.
     On April, 13, 2007 we entered into an eleventh amendment to our senior secured credit facility with Wells Fargo Foothill, Inc., as administrative agent and collateral agent for the senior lenders, and Silver Point Finance, LLC, as the co-agent, syndication agent, documentation agent, arranger and book runner. The amendment amends the borrowing base definition.
     A copy of the eleventh amendment to our senior secured credit facility dated as of April 13, 2007 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Under the terms of the Company’s second lien credit agreement with The Bank of New York, the waivers and amendments to covenants and events of default contained in the eleventh amendment are deemed to be waivers and amendments to the parallel covenants and events of default contained in the second lien credit agreement.
Item 4.01 Changes in Registrant’s Certifying Accountant.
     As previously announced, on February 7, 2007, Salton, Inc. (“Salton”), its wholly-owned subsidiary SFP Merger Sub, Inc., and APN Holding Company, Inc. entered into a definitive merger agreement whereby SFP Merger Sub will merge with and into APN Holding Company, the entity that acquired all of the outstanding common shares of Applica Incorporated on January 23, 2007 subject to the terms and conditions described therein. The merger would result in Applica and its subsidiaries becoming subsidiaries of Salton. Grant Thornton LLP (“Grant Thornton”) has acted as the independent accountant of Applica since 1976.
     At a meeting on April 13, 2007, the Audit Committee of Salton dismissed Deloitte & Touche LLP (“Deloitte”) as Salton’s independent accountant effective on that date. At the same meeting, the Audit Committee selected the accounting firm of Grant Thornton LLP as the independent accountant for Salton’s 2007 fiscal year.
     The reports of Deloitte on Salton’s consolidated financial statements for the fiscal years ended July 2, 2005 and July 1, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During those fiscal years and for fiscal year 2007 through April 13, 2007 there were no (A) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to such disagreements in its reports provided to Salton; or (B) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.
     Salton has provided Deloitte with a copy of the disclosures contained herein and have requested that Deloitte provide Salton with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements contained herein. Deloitte has provided such letter to Salton, a copy of which is attached as Exhibit 16.1 hereto.
     During the fiscal years ended July 2, 2005 and July 1, 2006 and during the interim period through the date of Grant Thornton’s engagement on April 13, 2007, neither Salton nor anyone on behalf of Salton had consulted with Grant Thornton regarding either: (A) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Salton’s financial statements, and neither was a written report nor oral advice provided to Salton that Grant Thornton concluded was an important factor considered by Salton in reaching a decision as to the accounting, auditing or financial reporting issue; or (B) any matter that was either the subject of a disagreement, as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event required to be reported under paragraph 304(a)(1)(v) of Regulation S-K.
ADDITIONAL INFORMATION
     In connection with the merger, Salton intends to file with the SEC and furnish to its stockholders a proxy statement. Stockholders are advised to read the proxy statement when it is finalized and distributed to stockholders because it will contain important information about the Merger. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Salton, Inc. 1955 W. Field Court, Lake Forest, Illinois 60045, Attention: Corporate Secretary, Telephone (847) 803-4600, or from Salton’s website, www.salton.com.
     Salton and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of Salton in favor of the amendment to the Company’s Certificate of Incorporation and issuance of common stock in connection with the merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Salton’s proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of Salton common stock is also set forth in Salton’s most recent proxy statement and annual report on Form 10-K, which are available on Salton’s website and www.sec.gov. Additional information regarding the interests of the participants will be included in the proxy statement and other relevant documents filed with the SEC.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

	16.1	Letter dated April 20, 2007 from Deloitte & Touche LLP

	99.1	Eleventh Amendment to Amended and Restated Credit Agreement dated as of February 13, 2007 by and among the Lenders, Wells Fargo Foothill, Inc., as administrative agent, and collateral agent for the Lenders, Silver Point Finance, LLC, as co-agent, syndication agent, documentation agent, arranger and book runner, Salton, Inc., each of Salton’s subsidiaries identified on the signature pages thereof as Borrowers and each of Salton’s Subsidiaries identified on the signature pages thereof as Guarantors (incorporated by reference to Exhibit 99.1 to the Form 8-K filed by Salton on April 17, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 23, 2007

SALTON, INC.
/s/ WILLIAM LUTZ
William Lutz
Chief Financial Officer